Exhibit 99.2
Equity One, Inc.
Supplemental Information Package
June 30, 2011
Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.
SUPPLEMENTAL INFORMATION
June 30, 2011
(unaudited)
TABLE OF CONTENTS

Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Consolidated Debt Maturity Schedule	9

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration — Top Twenty Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedules — All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region Breakout	23
Property Status Report	24-33
Real Estate Acquisitions and Dispositions	34
Real Estate Developments and Redevelopments	35

Debt Schedule Detail
Consolidated Debt Summary — Property Mortgage Detail	36-37
Consolidated Debt Summary — Unsecured Notes, Lines of Credit, and Total	38

Joint Venture Supplemental Data	39-45

EQUITY ONE, INC
ANALYST COVERAGE
As of June 30, 2011

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Citigroup Global Markets	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Cowen & Company	James Sullivan	(646) 562-1380

Credit Suisse	Andrew Rosivach	(415) 249-7942

Deutsche Bank	Vin Chao	(212) 250-6799

Green Street Advisors	Laura Clark	(949) 640-8780

ISI Group	Steve Sakwa	(212) 446-9462

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689

Keefe, Bruyette & Woods	Benjamin Yang	(415) 591-1631

Macquarie Capital (USA) Inc.	Ki Bin Kim	(212) 231-6386

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Morgan Stanley	Paul Morgan	(212) 761-8576

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	Nathan Isbee	(443) 224-1346

Miller Tabak	Tom Mitchell	(212) 370-0040

UBS	Ross Nussbaum	(212) 713-2484

Wells Fargo	Jeffrey Donnelly	(617) 603-4262

EQUITY ONE, INC.
DISCLOSURES
As of June 30, 2011
Forward Looking Statements
Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in California, Florida, Georgia, Massachusetts, New York, and the other states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural, man-made, and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.
Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company’s Form 10-K for the year ended December 31, 2010 and Form 10-Q for the period ended June 30, 2011, should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in our financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, gain (loss) on debt extinguishment, gain (loss) on sale of securities, bargain purchase gain and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.
EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.
Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is “net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.”
We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three and six months ended June 30, 2011 and 2010 (unaudited)
(in thousands, except per share data)

	For the three months ended		For the six months ended
	Jun 30, 2011	Jun 30, 2010	Jun 30, 2011	Jun 30, 2010
Summary Financial Results
Total revenues*	$89,386	$71,337	$176,146	$141,474
EBITDA (see page 14)	57,167	44,572	108,496	87,953
Property net operating income	63,634	50,721	125,081	100,677
General & administrative expenses (G&A)* — Adjusted (1)	9,646	8,681	18,672	16,478

Net income attributable to Equity One	$7,434	$6,239	$65,921	$11,671
Net income per diluted share	0.07	0.07	0.59	0.13

Funds from operations (FFO)	$33,802	$23,101	$117,668	$43,939
FFO per diluted share	0.28	0.25	0.99	0.49

Total dividends paid per share	$0.22	$0.22	$0.44	$0.44

Weighted average diluted shares	109,112	92,255	118,875	90,198

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 24-33)	90.2%	90.1%	90.2%	90.1%
Same-property shopping center portfolio occupancy at end of period	90.0%	90.1%	90.0%	90.1%
Same-property NOI growth — cash basis (see page 13)	2.8%	-0.6%	1.6%	-2.2%
NOI margin (see page 13)	71.7%	71.5%	71.5%	71.6%
Expense recovery ratio*	78.3%	78.0%	76.3%	76.5%
New, renewal and option rent spread — cash basis (see page 18)	-3.6%	-4.1%	N/A	N/A
Adjusted G&A expense to total revenues (1)	10.8%	12.2%	10.6%	11.6%
Net debt to total market capitalization (see page 7)	37.6%	38.8%	37.6%	38.8%
Net debt to Adjusted EBITDA (see page 14)	6.1	6.6	6.4	6.7
Adjusted EBITDA to interest expense* (see page 14)	2.7	2.3	2.5	2.2
Adjusted EBITDA to fixed charges* (see page 14)	2.2	2.0	2.1	1.9

Notes

*	The indicated line item includes amounts reported in discontinued operations.

(1)	G&A expense for the three months ended June 30, 2011 deducts $3.2 million for external costs associated with acquired properties and acquisition related expenses during the period, $0.3 million in severance costs, as well as depreciation & amortization amounts included in G&A. G&A expense for the three months ended June 30, 2010 deducts $2.9 million for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the six months ended June 30, 2011 deducts $5.5 million for external costs associated with acquired properties and acquisition related expenses during the period, $0.8 million in severance costs, as well as depreciation & amortization amounts included in G&A. G&A expense for the six months ended June 30, 2010 deducts $5.0 million for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A.

(2)	Weighted average diluted shares for the three months ended June 30, 2011 are higher than the GAAP diluted weighted average shares by the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is antidilutive, but are included in the above calculation since their effect is dilutive for purposes of calculating FFO.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2011 (unaudited) and December 31, 2010 and 2009
(in thousands)

	Jun 30, 2011	Dec 31, 2010	Dec 31, 2009

Assets
Properties:
Income producing	$3,159,282	$2,643,871	$2,433,431
Less: accumulated depreciation	(317,785)	(288,613)	(240,172)

Income producing properties, net	2,841,497	2,355,258	2,193,259
Construction in progress and land held for development	76,509	74,870	68,866
Properties held for sale	37,217	—	—

Properties, net	2,955,223	2,430,128	2,262,125

Cash and cash equivalents	17,176	38,333	47,970
Accounts and other receivables, net	12,564	15,181	9,806
Investments in and advances to unconsolidated joint ventures	121,183	59,736	11,524
Securities	—	—	820
Goodwill	10,645	10,790	11,477
Other assets	179,641	127,696	108,598

Total Assets	$3,296,432	$2,681,864	$2,452,320

Liabilities and stockholders’ equity
Liabilities:
Mortgage notes payable	$658,273	$533,660	$551,647
Unsecured revolving credit facilities	63,500	—	—
Unsecured senior notes payable	691,136	691,136	691,136

Total debt	1,412,909	1,224,796	1,242,783
Unamortized discount on notes payable, net	(16,592)	(21,923)	(25,892)

Total notes payable	1,396,317	1,202,873	1,216,891

Accounts payable and other liabilities	171,447	138,763	96,668
Deferred tax liabilities, net	45,354	46,523	50,059

Total liabilities	1,613,118	1,388,159	1,363,618

Redeemable noncontrolling interests	3,851	3,864	989

Total stockholders’ equity of Equity One, Inc.	1,495,969	1,285,907	1,064,535

Noncontrolling interests	183,494	3,934	23,178

Total Liabilities and Stockholders’ Equity	$3,296,432	$2,681,864	$2,452,320

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of June 30, 2011 and December 31, 2010 and 2009 (unaudited)
(in thousands, except per share data)

	Jun 30, 2011	Dec 31, 2010	Dec 31, 2009

Closing market price of common stock	$18.64	$18.18	$16.17

Common stock shares
Basic common shares	112,532.234	102,326.818	86,131.037
Diluted common shares
Unvested restricted common shares	116.795	149.980	47.993
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	159.790	124.506	79.656
Long term incentive plan performance awards	—	356.52	—
Shares for DIM Vastgoed contingent consideration	—	—	516.019
Convertible CapCo Partnership Units	11,357.837	—	—

Diluted common shares	124,260.312	103,051.476	86,868.361

Equity market capitalization	$2,316,212	$1,873,476	$1,404,661

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,412,909	$1,224,796	$1,242,783
Cash and equivalents	(17,176)	(38,333)	(47,970)

Net debt	1,395,733	1,186,463	1,194,813
Equity market capitalization	2,316,212	1,873,476	1,404,661

Total market capitalization	$3,711,945	$3,059,939	$2,599,474

Net debt to total market capitalization at current market price	37.6%	38.8%	46.0%

Net debt to total market capitalization at constant share price of $18.18	38.2%	38.8%	43.1%

Gross real estate and securities investments	$3,273,008	$2,718,741	$2,503,117

Net debt to gross real estate and securities investments	42.6%	43.6%	47.7%

EQUITY ONE, INC.
DEBT SUMMARY
As of June 30, 2011 and December 31, 2010 and 2009 (unaudited)
(in thousands)

	Jun 30, 2011	Dec 31, 2010	Dec 31, 2009
Fixed rate debt	$1,349,409	$1,224,796	$1,242,783
Fixed rate debt — swapped to variable rate	—	—	—
Variable rate debt — unhedged	63,500	—	—

Total debt*	$1,412,909	$1,224,796	$1,242,783

% Fixed rate debt	95.5%	100.0%	100.0%
% Fixed rate debt — swapped to variable rate	0.0%	0.0%	0.0%
% Variable rate debt — unhedged	4.5%	0.0%	0.0%

Total	100.0%	100.0%	100.0%

% Variable rate debt — total	4.5%	0.0%	0.0%

Secured mortgage debt	$658,273	$533,660	$551,647
Unsecured debt	754,636	691,136	691,136

Total debt*	$1,412,909	$1,224,796	$1,242,783

% Secured mortgage debt	46.6%	43.6%	44.4%
% Unsecured debt	53.4%	56.4%	55.6%

Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$3,711,945	$3,059,939	$2,599,474

% Secured mortgage debt	17.7%	17.4%	21.2%
% Unsecured debt	20.3%	22.6%	26.6%

Total debt : Total market capitalization	38.2%	40.0%	47.8%

Weighted-average interest rate on secured mortgage debt*(1)	6.2%	6.3%	6.6%
Weighted-average interest rate on senior unsecured notes*(1)	6.1%	6.1%	6.1%
Weighted-average interest rate on total debt*(1)	5.9%	6.1%	6.3%
Interest rate on revolving credit facilities	1.6%	N/A	N/A

Weighted-average maturity on mortgage debt*	4.5 years	4.5 years	4.7 years
Weighted-average maturity on senior unsecured notes*	4.7 years	5.2 years	6.2 years
Weighted-average maturity on total debt*(2)	4.6 years	5.2 years	5.5 years

*	Excluding unamortized/unaccreted premium/(discount)

(1)	Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

(2)	Weighted average maturity in years excludes $63.5M Revolver expiring on October 17, 2011.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of June 30, 2011 (unaudited)
(in thousands)

	Secured Debt		Unsecured Debt		Premium/(Discount)		Weighted average
Maturity schedule	Scheduled	Balloon	Revolving	Senior	Scheduled		interest rate		Percent of
by year	amortization	payments	Credit Facilities	Notes	Amortization	Total	at maturity		debt maturing
2011	$7,957	$34,756	$63,500	—	$(799)	$105,414	3.6	%(1)	7.5%
2012	15,811	74,459	—	$10,000	(2,478)	97,792	6.7%		7.0%
2013	14,723	69,185	—	—	(4,457)	79,451	6.2%		5.7%
2014	13,621	36,454	—	250,000	(5,032)	295,043	6.2%		21.1%
2015	10,618	84,741	—	107,505	(3,897)	198,967	5.4%		14.2%
2016	8,750	127,228	—	105,230	(894)	240,314	5.9%		17.2%
2017	6,858	17,242	—	218,401	65	242,566	6.1%		17.4%
2018	6,810	56,623	—	—	386	63,819	6.3%		4.6%
2019	5,490	23,593	—	—	257	29,340	7.0%		2.1%
Thereafter	35,046	8,308	—	—	257	43,611	7.8%		3.2%

Total	$125,684	$532,589	$63,500	$691,136	$(16,592)	$1,396,317	5.9%		100.0%

(1)	Excluding revolving credit facility, weighted average interest rate is 7.3%.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the three and six months ended June 30, 2011 and 2010 (unaudited)
(in thousands, except per share amounts)

	Three months ended		Percent	Six months ended		Percent
	Jun 30, 2011	Jun 30, 2010	Change	Jun 30, 2011	Jun, 30 2010	Change
REVENUE:
Minimum rent	$67,364	$54,732		$132,735	$108,428
Expense recoveries	19,586	15,761		37,967	30,600
Percentage rent	660	313		2,126	1,358
Management and leasing services	641	399		1,107	772

Total revenue	88,251	71,205	23.9%	173,935	141,158	23.2%

COSTS AND EXPENSES:
Property operating	24,702	20,152		49,190	39,912
Rental property depreciation and amortization	24,351	16,755		46,786	33,043
General and administrative	13,335	11,741		25,312	21,828

Total costs and expenses	62,388	48,648	28.2%	121,288	94,783	28.0%

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	25,863	22,557		52,647	46,375

OTHER INCOME AND EXPENSE:
Investment income	969	489		1,662	648
Other income	41	103		170	156
Interest expense	(21,246)	(19,335)		(42,532)	(39,243)
Amortization of deferred financing fees	(562)	(454)		(1,105)	(900)
Equity in income (loss) in unconsolidated joint ventures	177	(42)		811	(82)
Gain on sale of real estate	4,606	440		4,606	440
Gain on extinguishment of debt	213	63		255	63
Gain on bargain purchase	—	—		53,467	—
Other expense	(145)	—		(145)	—

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	9,916	3,821		69,836	7,457
Income tax benefit of taxable REIT subsidiaries	553	926		1,118	1,994

INCOME FROM CONTINUING OPERATIONS	10,469	4,747	120.5%	70,954	9,451	650.8%

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	390	24		774	115
(Loss) gain on disposal of income producing properties	(13)	1,458		(13)	1,458
Impairment loss on income producing properties held for sale	(1,277)	—		(1,277)	—

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(900)	1,482		(516)	1,573

NET INCOME	9,569	6,229	53.6%	70,438	11,024	539.0%

Net (income) loss attributable to noncontrolling interests	(2,135)	10		(4,517)	647

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$7,434	$6,239		$65,921	$11,671

EARNINGS PER COMMON SHARE — BASIC:
Continuing operations	$0.07	$0.05		$0.61	$0.11
Discontinued operations	(0.01)	0.02		—	0.02

NET INCOME	$0.07	$0.07	0.0%	$0.61	$0.13	369.2%

EARNINGS PER COMMON SHARE — DILUTED:
Continuing operations	$0.07	$0.05		$0.59	$0.11
Discontinued operations	(0.01)	0.02		—	0.02

NET INCOME	$0.07	$0.07	0.0%	$0.59	$0.13	353.8%

Weighted average shares outstanding
Basic	108,942	92,141		107,605	89,939

Diluted	109,112	92,255		118,875	90,198

Note: Basic and Diluted EPS for the three months ended June 30, 2011 do not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three and six months ended June 30, 2011 (unaudited)
(in thousands)

	Three months ended			Six months ended
	June 30, 2011			June 30, 2011
	As	Disc.	Pre Disc.	As	Disc.	Pre Disc.
	Reported	Ops	Ops	Reported	Ops	Ops

REVENUE:
Minimum rent	$67,364	$1,049	$68,413	$132,735	$2,080	$134,815
Expense recoveries	19,586	86	19,672	37,967	131	38,098
Percentage rent	660	—	660	2,126	—	2,126
Management and leasing services	641	—	641	1,107	—	1,107

Total revenue	88,251	1,135	89,386	173,935	2,211	176,146

COSTS AND EXPENSES:
Property operating	24,702	409	25,111	49,190	768	49,958
Rental property depreciation and amortization	24,351	37	24,388	46,786	77	46,863
General and administrative	13,335	19	13,354	25,312	35	25,347

Total costs and expenses	62,388	465	62,853	121,288	880	122,168

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	25,863	670	26,533	52,647	1,331	53,978

OTHER INCOME AND EXPENSE:
Investment income	969	—	969	1,662	—	1,662
Other income	41	—	41	170	2	172
Interest expense	(21,246)	(280)	(21,526)	(42,532)	(559)	(43,091)
Amortization of deferred financing fees	(562)	—	(562)	(1,105)	—	(1,105)
Equity in income in unconsolidated joint ventures	177	—	177	811	—	811
Gain on sale of real estate	4,606	(13)	4,593	4,606	(13)	4,593
Gain on extinguishment of debt	213	—	213	255	—	255
Gain on bargain purchase	—	—	—	53,467	—	53,467
Impairment loss	(145)	(1,277)	(1,422)	(145)	(1,277)	(1,422)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	9,916	(900)	9,016	69,836	(516)	69,320
Income tax benefit of taxable REIT subsidiaries	553	—	553	1,118	—	1,118

INCOME FROM CONTINUING OPERATIONS	10,469	(900)	9,569	70,954	(516)	70,438

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	390	(390)	—	774	(774)	—
(Loss) gain on disposal of income producing properties	(13)	13	—	(13)	13	—
Impairment loss on income producing properties held for sale	(1,277)	1,277	—	(1,277)	1,277	—

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(900)	900	—	(516)	516	—

Net income attributable to noncontrolling interests	(2,135)	—	(2,135)	(4,517)	—	(4,517)

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$7,434	$—	$7,434	$65,921	$—	$65,921

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three and six months ended June 30, 2010 (unaudited)
(in thousands)

	Three months ended			Six months ended
	June 30, 2010			June 30, 2010
	As	Disc.	Pre Disc.	As	Disc.	Pre Disc.
	Reported	Ops	Ops	Reported	Ops	Ops

REVENUE:
Minimum rent	$54,732	$119	$54,851	$108,428	$289	$108,717
Expense recoveries	15,761	13	15,774	30,600	27	30,627
Percentage rent	313	—	313	1,358	—	1,358
Management and leasing services	399	—	399	772	—	772

Total revenue	71,205	132	71,337	141,158	316	141,474

COSTS AND EXPENSES:
Property operating	20,152	65	20,217	39,912	113	40,025
Rental property depreciation and amortization	16,755	43	16,798	33,043	88	33,131
General and administrative	11,741	—	11,741	21,828	—	21,828

Total costs and expenses	48,648	108	48,756	94,783	201	94,984

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	22,557	24	22,581	46,375	115	46,490

OTHER INCOME AND EXPENSE:
Investment income	489	—	489	648	—	648
Other income	103	—	103	156	—	156
Interest expense	(19,335)	—	(19,335)	(39,243)	—	(39,243)
Amortization of deferred financing fees	(454)	—	(454)	(900)	—	(900)
Equity in loss in unconsolidated joint ventures	(42)	—	(42)	(82)	—	(82)
Gain on sale of real estate	440	1,458	1,898	440	1,458	1,898
Gain on extinguishment of debt	63	—	63	63	—	63

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	3,821	1,482	5,303	7,457	1,573	9,030
Income tax benefit of taxable REIT subsidiaries	926	—	926	1,994	—	1,994

INCOME FROM CONTINUING OPERATIONS	4,747	1,482	6,229	9,451	1,573	11,024

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	24	(24)	—	115	(115)	—
Gain on disposal of income producing properties	1,458	(1,458)	—	1,458	(1,458)	—

INCOME FROM DISCONTINUED OPERATIONS	1,482	(1,482)	—	1,573	(1,573)	—

Net loss attributable to noncontrolling interests	10	—	10	647	—	647

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$6,239	$—	$6,239	$11,671	$—	$11,671

EQUITY ONE, INC.
NET OPERATING INCOME
For the three and six months ended June 30, 2011 and 2010 (unaudited)
(in thousands)

	Three months ended		Percent	Six months ended		Percent
	Jun 30, 2011	Jun 30, 2010	Change	Jun 30, 2011	Jun 30, 2010	Change
Total net operating income (1)
Total rental revenue	$88,745	$70,938	25.1%	$175,039	$140,702	24.4%
Property operating expenses	25,111	20,217	24.2%	49,958	40,025	24.8%

Net operating income	$63,634	$50,721	25.5%	$125,081	$100,677	24.2%

NOI margin (NOI / Total rental revenue)	71.7%	71.5%		71.5%	71.6%

Same-property NOI (2)
Total rental revenue	$61,271	$60,506	1.3%	$120,664	$119,518	1.0%
Property operating expenses (3)	18,527	18,920	(2.1%)	36,865	37,063	(0.5%)

Net operating income	$42,744	$41,586	2.8%	$83,799	$82,455	1.6%

Growth in same property NOI	2.8%			1.6%

Number of properties included in analysis (4)	164			162

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.

(2)	Retail centers only. Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.

(3)	Property operating expenses include intercompany management fee expense.

(4)	The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, joint venture properties, and any properties purchased or sold during the periods being compared.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the three and six months ended June 30, 2011 and 2010 (unaudited)
(in thousands)

	Three months ended		Six months ended
	Jun 30, 2011	Jun 30, 2010	Jun 30, 2011	Jun 30, 2010
Net income attributable to Equity One, Inc.	$7,434	$6,239	$65,921	$11,671
Rental property depreciation and amortization*	24,388	16,798	46,863	33,131
Other depreciation and amortization	177	149	335	353
Interest expense*	21,526	19,335	43,091	39,243
Amortization of deferred financing fees*	562	454	1,105	900
Gain on extinguishment of debt	(213)	(63)	(255)	(63)
Acquisition costs(1)	3,472	2,911	6,281	4,997
Impairment loss*	1,422	—	1,422	—
Gain on sale of real estate*	(930)	—	(930)	—
Gain on sale of securities	—	(367)	—	(367)
Income tax benefit of taxable REIT subsidiaries	(553)	(926)	(1,118)	(1,994)
Gain on bargain purchase	—	—	(53,467)	—
Equity in (income) loss in unconsolidated joint ventures	(177)	42	(811)	82

Adjusted EBITDA	$57,108	$44,572	$108,437	$87,953

Interest expense*	$21,526	$19,335	$43,091	$39,243

Adjusted EBITDA to interest expense*	2.7	2.3	2.5	2.2
Fixed charges
Interest expense*	$21,526	$19,335	$43,091	$39,243
Scheduled principal amortization (2)	3,895	3,426	7,881	7,116

Total fixed charges	$25,421	$22,761	$50,972	$46,359

Adjusted EBITDA to fixed charges*	2.2	2.0	2.1	1.9

Net debt to Adjusted EBITDA (3)	6.1	6.6	6.4	6.7

Total market capitalization (see page 7)	$3,711,945	$2,614,845	$3,711,945	$2,614,845

*	The indicated line item includes amounts reported in discontinued operations.

(1)	Amounts include external costs associated with acquired properties and acquisition related expenses during the period. For the three and six month periods in 2011, amounts include $0.3 million and $0.8 million, respectively, in severance costs associated with the acquisition of Capital & Counties.

(2)	Excludes balloon payments upon maturity.

(3)	Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and six months ended June 30, 2011 and 2010 (unaudited)
(in thousands, except per share data)

	Three months ended		Six months ended
	Jun 30, 2011	Jun 30, 2010	Jun 30, 2011	Jun 30, 2010
Net income attributable to Equity One, Inc.	$7,434	$6,239	$65,921	$11,671
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	24,289	16,564	46,671	31,661
Net adjustment for unvested shares and noncontrolling interest(1)	2,108	—	4,523	—
Gain on sale of depreciable real estate	(930)	—	(930)	—
Pro rata share of real estate depreciation from unconsolidated JV’s	901	298	1,483	607

Funds from operations	$33,802	$23,101	$117,668	$43,939

Earnings per diluted share attributable to Equity One, Inc.	$0.07	$0.07	$0.59	$0.13
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.20	0.18	0.39	0.35
Net adjustment for unvested shares and noncontrolling interest(1)	0.01	—	0.01	—
Gain on sale of depreciable real estate	(0.01)	—	(0.01)	—
Pro rata share of real estate depreciation from unconsolidated JV’s	0.01	—	0.01	0.01

Funds from operations per diluted share	$0.28	$0.25	0.99	$0.49

Weighted average diluted shares(2)	120,470	92,255	118,875	90,198

(1)	Includes net effect of: (a) distributions paid with respect to unissued shares held by a noncontrolling interest which may already be added back for purposes of calculating earnings per diluted share; and (b) an adjustment to compensate for the rounding of the individual calculations.

(2)	Weighted average diluted shares for the three months ended June 30, 2011 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is antidilutive, but are included in the above calculation since their effect is dilutive for purposes of calculating FFO.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three and six months ended June 30, 2011 and 2010 (unaudited)
(in thousands)

	Three months ended		Six months ended
	Jun 30, 2011	Jun 30, 2010	Jun 30, 2011	Jun 30, 2010
Certain non-cash items:

Amortization of deferred financing fees	$562	$454	$1,105	$900
Accretion of below market lease intangibles	(2,993)	(2,017)	(5,007)	(3,905)
Share-based compensation expense	1,810	1,605	3,445	3,179
Straight line rent	(906)	(477)	(1,808)	(1,016)
Capitalized interest	(530)	(541)	(1,028)	(1,061)
Amortization of discount on notes payable, net	431	679	667	1,403

Certain capital expenditures:
Tenant improvements	$(4,448)	$(2,387)	$(6,822)	$(4,695)
Leasing commissions and costs	(2,211)	(1,209)	(3,477)	(1,899)
Redevelopments and expansions	(3,723)	(2,061)	(7,070)	(4,569)
Maintenance capital expenditures	(361)	(1,172)	(1,755)	(1,744)

Total tenant improvements and leasing costs	$(10,743)	$(6,829)	$(19,124)	$(12,907)

	Jun 30, 2011	Dec 31, 2010

Other assets :
Lease intangibles, net	$100,317	$60,603
Lease commissions, net	27,318	23,124
Straight-line rent receivable, net	18,922	17,186
Deposits and mortgage escrow	16,335	17,964
Prepaid and other expenses	9,850	1,413
Deferred financing costs, net	5,017	5,998
Furniture and fixtures, net	1,882	1,408

Total other assets	$179,641	$127,696

Accounts payable and other liabilities:
Above/below market rents, net	$113,346	90,428
Prepaid rent and deferred income	9,641	6,543
Accounts payable and other	48,460	41,792

Total accounts payable and other liabilities	$171,447	$138,763

Liquidity as of 6/30/11:
Cash and Cash Equivalents	$17,176
Available under Lines of Credit	256,045

Total Available Funds	$273,221

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE — TOP TWENTY TENANTS
CONSOLIDATED PROPERTIES
As of June 30, 2011 (unaudited)

						% of total	Average annual	Average
	Number			% of total	Annualized	annualized	minimum	remaining
	of	Credit Rating	Square	square	minimum	minimum	rent per	term of
Tenant	stores	S&P/Moody’s(1)	feet	feet	rent	rent	square foot(2)	AMR (3)
Top twenty tenants
Publix	62	NA	2,749,033	13.7%	$23,090,006	9.8%	$8.40	7.6
Supervalu	6	B+ / B1	398,625	2.0%	8,995,251	3.8%	22.57	5.7
Kroger	14	BBB / Baa2	795,902	4.0%	6,268,326	2.7%	7.88	6.6
TJ Maxx Companies	11	A / A3	328,575	1.6%	3,309,570	1.4%	10.07	3.9
Bed Bath & Beyond	8	BBB+ / NA	267,761	1.3%	3,093,848	1.3%	11.55	4.8
LA Fitness	4	NA	196,235	1.0%	3,087,362	1.3%	15.73	8.5
Winn Dixie	9	NA	398,128	2.0%	2,937,815	1.3%	7.38	4.3
Office Depot	10	B- / B2	243,625	1.2%	2,801,046	1.2%	11.50	3.6
Dollar Tree	25	NA	272,041	1.4%	2,381,159	1.0%	8.75	2.7
CVS Pharmacy	12	BBB+ / Baa2	140,740	0.7%	2,261,661	1.0%	16.07	4.4
Loehmann’s	2	NA	97,267	0.5%	3,002,469	1.3%	30.87	4.8
Kohl’s	3	BBB+ / Baa1	296,710	1.5%	1,933,000	0.8%	6.51	7.8
Ross	7	BBB/NA	208,254	1.0%	1,926,370	0.8%	9.25	4.4
Target	1	A+/A2	160,346	0.8%	1,924,152	0.8%	12.00	7.1
Food Lion	6	NA/Baa3	241,934	1.2%	1,845,646	0.8%	7.63	9.4
Walgreens	6	A / A2	96,562	0.5%	1,824,815	0.8%	18.90	13.8
Whole Foods	2	BB+ / NA	85,907	0.4%	1,746,911	0.7%	20.33	13.5
Goodwill	17	N/A	173,883	0.9%	2,088,287	0.9%	12.01	6.0
Stop & Shop	1	NA	59,015	0.3%	1,685,484	0.7%	28.56	13.5
Toys R Us	3	B / B1	117,096	0.6%	1,553,708	0.7%	13.27	3.8

Sub-total top twenty tenants	209		7,327,639	36.6%	$77,756,886	33.1%	$10.61	6.1

Remaining tenants	2,524		10,746,539	53.6%	156,948,971	66.9%	14.88	3.5

Sub-total all tenants	2,733		18,074,178	90.2%	$234,705,856	100.0%	$13.13	3.8

Vacant	823		1,967,956	9.8%	NA	NA	NA	NA

Total including vacant	3,556		20,042,134	100.0%	$234,705,856	100.0%	NA	3.8

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

(1)	Ratings as of June 30, 2011. Source: CreditRiskMonitor.

(2)	Annual minimum rent per square foot excludes ground lease at Grand Marche.

(3)	In years, excluding tenant renewal options.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended June 30, 2011 (unaudited)

			Same
	Total	Total	Space			Rent	Same Space
Category	Leases	Sq. Ft.	Sq. Ft.	Prior Rent PSF	New Rent PSF	Spread	TIs PSF
New Leases (1)	55	173,813	154,460	$17.94	$16.93	-5.6%	$9.24
Renewals & Options	132	415,729	415,729	17.39	16.90	-2.8%	0.23

Total New, Renewals & Options	187	589,542	570,189	$17.54	$16.91	-3.6%	$2.67

Note:	Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes JV properties, non-retail properties, and developments/redevelopments.

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2011 (unaudited)

			ALL TENANTS
					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	leases	feet	feet	expiration	rent	foot(1)
M-T-M	139	272,984	1.3%	$4,420,657	1.8%	$16.19
2011	301	1,199,705	6.0%	16,156,016	6.5%	13.47
2012	588	2,579,696	12.9%	34,071,790	13.8%	14.31
2013	497	2,024,399	10.1%	28,977,837	11.7%	14.31
2014	398	1,984,594	9.9%	26,042,948	10.5%	13.12
2015	282	1,795,012	9.0%	22,985,653	9.3%	12.81
2016	223	2,206,183	11.0%	35,775,969	14.5%	16.22
2017	62	810,513	4.0%	11,461,220	4.6%	14.14
2018	45	802,465	4.0%	11,161,581	4.5%	13.91
2019	32	696,837	3.5%	6,939,652	2.8%	9.96
2020	47	678,058	3.4%	9,272,407	3.8%	13.67
Thereafter	119	3,023,832	15.1%	39,830,960	16.1%	13.17

Sub-total / average	2,733	18,074,278	90.2%	$247,096,690	100.0%	$13.82

Vacant	823	1,967,856	9.8%	NA	NA	NA

Total / average	3,556	20,042,134	100.0%	$247,096,690	100.0%	NA

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

(1)	Annual minimum rent per square foot excludes ground lease at Grand Marche.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2011 (unaudited)

ANCHOR TENANTS (SF >= 10,000)
					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	leases	feet	feet	expiration	rent	foot(1)

M-T-M	3	30,587	0.2%	$272,695	0.2%	$8.92
2011	19	635,629	4.9%	5,458,359	4.1%	8.59
2012	49	1,433,462	11.0%	11,449,617	8.7%	9.26
2013	32	988,255	7.6%	8,148,968	6.2%	8.25
2014	39	1,187,945	9.1%	9,159,776	7.0%	7.71
2015	41	1,177,523	9.0%	9,282,736	7.1%	7.88
2016	47	1,734,719	13.3%	25,160,833	19.1%	14.50
2017	18	664,896	5.1%	7,855,374	6.0%	11.81
2018	18	700,146	5.4%	7,940,065	6.0%	11.34
2019	14	647,808	5.0%	5,505,867	4.2%	8.50
2020	19	586,091	4.5%	6,814,827	5.2%	11.63
Thereafter	76	2,874,696	22.1%	34,396,398	26.2%	11.97

Sub-total / average	375	12,661,757	97.2%	$131,445,514	100.0%	$10.55

Vacant	16	366,026	2.8%	NA	NA	NA

Total / average	391	13,027,783	100.0%	$131,445,514	100.0%	NA

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.
(1)    Annual minimum rent per square foot excludes ground lease at Grand Marche.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2011 (unaudited)

SHOP TENANTS (SF < 10,000)
					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	leases	feet	feet	expiration	rent	foot

M-T-M	136	242,397	3.4%	$4,147,962	3.6%	$17.11
2011	282	564,076	8.0%	10,697,657	9.2%	18.96
2012	539	1,146,234	16.3%	22,622,173	19.6%	19.74
2013	465	1,036,144	14.8%	20,828,869	18.0%	20.10
2014	359	796,649	11.4%	16,883,172	14.6%	21.19
2015	241	617,489	8.8%	13,702,917	11.9%	22.19
2016	176	471,464	6.7%	10,615,136	9.2%	22.52
2017	44	145,617	2.1%	3,605,846	3.1%	24.76
2018	27	102,319	1.5%	3,221,515	2.8%	31.49
2019	18	49,029	0.7%	1,433,785	1.2%	29.24
2020	28	91,967	1.3%	2,457,581	2.1%	26.72
Thereafter	43	149,136	2.1%	5,434,562	4.7%	36.44

Sub-total / average	2,358	5,412,521	77.2%	$115,651,176	100.0%	$21.37

Vacant	807	1,601,830	22.8%	NA	NA	NA

Total / average	3,165	7,014,351	100.0%	$115,651,176	100.0%	NA

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of June 30, 2011 (unaudited)
Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of June 30, 2011 (unaudited)

	#
Metro or Region	Properties	Total SF	AMR	% of AMR
Broward County	13	1,801,501	22,840,641	9.7%
Dade County	14	1,464,703	21,493,056	9.2%
Palm Beach County	8	889,654	9,813,597	4.2%
Treasure Coast, Florida	8	707,778	7,532,062	3.2%

South Florida	43	4,863,636	61,679,356	26.3%
San Francisco Bay	5	1,465,215	32,407,298	13.8%
Southern California	2	212,756	3,545,807	1.5%

West Coast	7	1,677,971	35,953,105	15.3%
Boston	7	600,879	11,108,633	4.7%
Connecticut	2	397,802	4,787,160	2.0%
New York	2	82,220	2,456,000	1.0%
Maryland	1	92,335	1,645,055	0.7%

Northeast	12	1,173,236	19,996,848	8.5%
Atlanta	24	2,208,898	25,471,994	10.9%
Orlando	11	1,287,612	14,813,374	6.3%
Tampa/St. Petersburg	16	1,532,332	13,757,213	5.8%
Jacksonville/North Florida	10	1,210,706	12,038,039	5.1%
Charlotte/Raleigh/Durham	5	1,160,568	11,155,830	4.8%
Other	14	1,327,909	10,759,552	4.6%
Louisiana	13	1,522,556	10,702,041	4.6%
Central/South Georgia	9	1,050,883	7,920,004	3.4%
West Coast, Florida	5	466,144	5,493,731	2.3%
South Carolina	7	559,683	4,964,769	2.1%

Total	176	20,042,134	234,705,856	100.0%

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
ALABAMA (3)
Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912	Publix	06/01/17	Rite Aid	$9.95

The Shops at Lake Tuscaloosa	Tuscaloosa	2003 / 2005	70,242	88.9%	10	6	44,271	Publix	12/31/23		$12.42

Winchester Plaza	Huntsville	2006	75,700	91.5%	14	5	45,600	Publix	08/31/26		$10.72

TOTAL SHOPPING CENTERS ALABAMA (3)			210,779	92.5%	36	12	127,783				$11.01

ARIZONA (1)

Canyon Trails	Goodyear	2008	198,739	56.9%	15	16				Office Max / Petsmart / Ross / Cost Plus	$15.24

TOTAL SHOPPING CENTERS ARIZONA (1)			198,739	56.9%	15	16	—				$15.24

CALIFORNIA (7)

Serramonte	Daly City	1968	818,192	95.5%	90	13				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / New York & Company / Crunch Gym	$17.80

Willows	Concord	1977	256,086	94.1%	29	4				El Torito / Claim Jumper / U Gym / REI/ The Jungle / Old Navy / Pier 1 / Cost Plus	$21.29

Plaza Escuela	Walnut Creek	2002	151,186	98.9%	22	2				AAA / Yoga Works / The Container Store/ Cheesecake Factory / Forever 21 / Sports Authority	$39.86

Marketplace Shopping Center	Davis	1990	111,156	92.9%	20	3	35,018	Safeway	07/31/14	Petco / CVS	$21.84

222 Sutter	San Francisco	1908 / 1984	128,595	100.0%	10	—				Loehmann’s / Global Fund for Women /Mother Jones Magazine / Fluid / Craigslist	$40.03

Von’s Circle Center	Long Beach	1972	148,353	95.5%	21	4	45,253	Von's	07/31/22	Rite Aid / Ross	$15.83

Circle Center West	Long Beach	1989	64,403	95.7%	14	2				Marshalls	$21.14

TOTAL SHOPPING CENTERS CALIFORNIA (7)			1,677,971	95.8%	206	28	80,271				$22.37

CONNECTICUT (2)

Brookside Plaza**	Enfield	1985 / 2006	213,274	96.2%	23	3	59,648	Wakefern Food	08/31/15	Bed Bath & Beyond / Walgreens / Staples / Petsmart / Hibachi Grill	$11.94

Copps Hill	Ridgefield	1979 / 2002	184,528	97.5%	8	1	59,015	Stop & Shop	12/31/24	Kohl’s / Rite Aid	$12.99

TOTAL SHOPPING CENTERS CONNECTICUT (2)			397,802	96.8%	31	4	118,663				$12.43

FLORIDA (85)

Orlando / Central Florida (11)

Alafaya Commons	Orlando	1987	126,333	94.2%	27	3	54,230	Publix	11/30/13		$14.95

Alafaya Village	Orlando	1986	38,118	96.3%	15	1					$21.22

Conway Crossing	Orlando	2002	76,321	85.5%	14	4	44,271	Publix	04/30/22		$11.68

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	—	51,512	Publix	11/01/17		$12.75

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

					Number
		Year	Total		of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Eustis Village	Eustis	2002	156,927	94.7%	16	4	44,271	Publix	10/31/22	Beall’s Department Store	$11.01

Hunter’s Creek	Orlando	1998	73,204	100.0%	10	—				Office Depot / Lifestyle Family Fitness	$13.83

Kirkman Shoppes	Orlando	1973	88,820	80.4%	25	6					$20.92

Lake Mary Centre	Orlando	1988 / 2001	340,434	95.6%	55	11	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	$13.08

Park Promenade	Orlando	1987 / 2000	128,848	68.0%	12	11				Beauty Depot / Dollar General	$7.05

Town & Country	Kissimmee	1993	72,043	95.6%	11	2	52,883	Albertsons* (Ross Dress For Less)	10/31/18		$7.85

Unigold Shopping Center	Winter Park	1987	117,527	79.7%	19	7	52,500	Winn-Dixie	04/30/12		$11.26

Jacksonville / North Florida (10)

Atlantic Village	Atlantic Beach, FL	1984	100,559	87.5%	18	7	39,795	Publix	10/31/13	Jo-Ann Fabric & Crafts	$10.15

Beauclerc Village	Jacksonville	1962 / 1988	68,846	89.0%	6	5				Big Lots / Goodwill / Bealls Outlet	$8.54

Forest Village	Tallahassee	2000	71,526	85.0%	12	4	37,866	Publix	04/30/20		$11.60

Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	7	45,500	Winn-Dixie	05/31/15	Citi Trends	$6.83

Mandarin Landing	Jacksonville	1976	139,580	76.4%	16	11	50,000	Whole Foods	12/31/23	Office Depot / Aveda Institute	$17.36

Medical & Merchants	Jacksonville	1993	156,153	96.6%	10	3	55,999	Publix	02/10/13	Memorial Hospital / Planet Fitness	$12.11

Middle Beach Shopping Center	Panama City Beach	1994	69,277	83.5%	3	6	56,077	Publix*	09/30/14		$8.68

Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	151,238	87.9%	22	9	34,400	Publix* (Office Depot)	11/30/13	Marshalls / HomeGoods	$11.76

Oak Hill	Jacksonville	1985 / 1997	78,492	90.8%	16	4	39,795	Publix	03/11/15	Planet Fitness	$7.77

South Beach**	Jacksonville Beach	1990 / 1991	303,219	87.2%	36	16				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$12.07

Miami-Dade / Broward / Palm Beach (35)

Bird Ludlum	Miami	1988 / 1998	192,274	100.0%	42	—	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	$17.93

Bluffs Square	Jupiter	1986	123,917	73.7%	18	12	39,795	Publix	10/22/11	Walgreens	$13.33

Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$21.56

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	96.2%	15	2				Office Depot / Walgreen’s	$25.51

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	84.9%	33	13	39,795	Publix	12/04/15	Stein Mart	$13.73

Crossroads Square	Pembroke Pines	1973	81,587	79.9%	15	10				CVS Pharmacy / Goodwill	$16.73

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

					Number
		Year	Total		of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
CVS Plaza	Miami	2004	18,214	100.0%	6	—					$20.82

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00

Gateway Plaza	Aventura	1991	29,800	100.0%	1	—				Babies R Us	$14.31

Greenwood	Palm Springs	1982 / 1994	132,325	87.7%	31	7	50,032	Publix	12/05/14	Bealls Outlet	$13.09

Hammocks Town Center	Miami	1987 / 1993	172,806	91.1%	30	6	39,795	Publix	06/24/12	Metro Dade Library / CVS Pharmacy / Porky’s Gym	$13.40

Jonathan’s Landing	Jupiter	1997	26,820	41.2%	7	5					$23.96

Lago Mar	Miami	1995	82,613	82.7%	14	8	42,323	Publix	09/13/15		$13.06

Lantana Village	Lantana	1976 / 1999	181,780	96.6%	21	4	39,473	Winn-Dixie	02/15/16	Kmart / Rite Aid* (Family Dollar)	$7.73

Magnolia Shoppes	Fort Lauderdale	1998	114,118	88.7%	12	6				Regal Cinemas / Deal$	$11.67

Meadows	Miami	1997	75,524	95.8%	17	3	47,955	Publix	07/09/17		$14.00

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	94.8%	23	7	44,400	Publix	11/30/20	Stein Mart / Homegoods / CVS / Basset Furniture / Duffy’s	$14.03

Oaktree Plaza	North Palm Beach	1985	23,745	62.8%	11	9					$16.21

Plaza Alegre	Miami	2003	88,411	92.4%	16	4	44,271	Publix	03/14/23	Goodwill	$15.61

Point Royale	Miami	1970 / 2000	174,875	97.0%	20	5	45,350	Winn-Dixie	02/15/15	Best Buy / Pasteur Medical	$10.61
Prosperity Centre	Palm Beach Gardens	1993	122,014	88.7%	7	3				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	$16.47

Ridge Plaza	Davie	1984 / 1999	155,204	94.6%	20	7				Ridge Theater / Kabooms / Wachovia* (United Collection) / Round Up / Goodwill	$11.08

Riverside Square	Coral Springs	1987	104,241	79.9%	24	10	39,795	Publix	02/18/12		$13.35
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	88.7%	21	4	36,464	Publix	12/15/14	Walgreens / Dollar Tree	$11.11

Sheridan Plaza	Hollywood	1973 / 1991	508,455	99.2%	61	3	65,537	Publix	10/09/11	Kohl’s / Ross / Bed Bath & Beyond / Office Depot / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	$15.15

Shoppes of Andros Isles	West Palm Beach	2000	79,420	82.4%	9	8	51,420	Publix	02/29/20		$11.82

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	89.4%	29	11	47,814	Publix	06/14/15	Goodwill	$15.59

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	281,943	95.3%	44	5	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	$17.60

Sunrise Town Center	Fort Lauderdale	1989	128,124	81.2%	13	11				L.A. Fitness / Office Depot	$11.08

Tamarac Town Square	Tamarac	1987	124,585	76.0%	23	16	37,764	Publix	12/15/14	Dollar Tree	$11.02

Waterstone	Homestead	2005	61,000	100.0%	10	—	45,600	Publix	07/31/25		$14.13

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

					Number
		Year	Total		of tenants			Supermarket anchor			Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
West Bird	Miami	1977/2000	99,864	87.7%	23	5	37,949	Publix	08/31/20	CVS Pharmacy	$13.02
West Lakes Plaza	Miami	1984/2000	100,747	100.0%	27	—	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	$13.55
Westport Plaza	Davie	2002	49,533	100.0%	8	—	27,887	Publix	11/30/22		$17.59
Young Circle	Hollywood	1962/1997	65,834	98.1%	9	1	23,124	Publix	11/30/16	Walgreens	$15.29
Florida Treasure / Northeast Coast (8)
Cashmere Corners	Port St. Lucie	2001	89,234	94.7%	13	3	59,448	Albertsons	04/30/25		$9.07
New Smyrna Beach	New Smyrna Beach	1987	118,451	95.7%	33	1	42,112	Publix	09/30/12	Bealls Outlet	$12.10
Old King Commons	Palm Coast	1988	84,759	89.7%	14	4				Wal-Mart	$8.30
Ryanwood	Vero Beach	1987	114,925	89.1%	26	6	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	$11.32
Salerno Village	Stuart	1987	82,477	90.8%	14	6	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	$10.58
Shops at St. Lucie	Port St. Lucie	2006	19,361	84.6%	8	2					$21.98
South Point Center	Vero Beach	2003	64,790	90.3%	11	5	44,840	Publix	11/30/23		$15.27
Treasure Coast	Vero Beach	1983	133,781	96.9%	21	2	59,450	Publix	07/31/26	TJ Maxx	$12.03
Tampa / St. Petersburg / Venice / Cape Coral / Naples (21)
Bay Pointe Plaza	St. Petersburg	1984/2002	103,986	91.0%	16	7	52,610	Publix	11/30/21	Bealls Outlet	$10.28
Carrollwood	Tampa	1970/2002	93,673	90.9%	30	7	27,887	Publix	11/30/22	Golf Locker	$13.73
Charlotte Square	Port Charlotte	1980	96,188	68.5%	11	14				Seafood Buffet / American Signature Furniture	$5.23
Chelsea Place	New Port Richey	1992	81,144	96.5%	16	2	48,890	Publix	05/27/12		$11.72
Dolphin Village	St. Petersburg	1967/1990	136,224	82.9%	29	15	33,238	Publix	11/07/13	Dollar Tree, CVS	$12.86
Glengary Shoppes	Sarasota	1995	99,182	100.0%	6	—				Best Buy / Barnes & Noble	$17.70
Lake St. Charles	Tampa	1999	57,015	100.0%	8	—	46,295	Sweet Bay	06/30/19		$10.40
Lutz Lake	Lutz	2002	64,985	86.1%	9	6	44,270	Publix	05/31/22		$12.76
Marco Town Center	Marco Island	2001	109,830	91.1%	35	6	27,887	Publix	01/31/18		$17.31
Mariners Crossing	Spring Hill	1989/1999	97,812	100.0%	18	—	48,315	Sweet Bay	08/15/20		$10.35
Midpoint Center	Cape Coral	2002	75,386	100.0%	10	—	60,667	Publix	10/31/22		$12.43
Regency Crossing	Port Richey	1986/2001	85,864	81.6%	13	12	44,270	Publix	02/28/21		$10.37
Ross Plaza	Tampa	1984/1996	90,826	93.1%	19	4				Ross Dress for Less / Deal$	$12.09

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

					Number
		Year	Total		of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Seven Hills	Spring Hill	1991	72,590	87.8%	12	6	48,890	Publix	09/25/11		$10.50
Shoppes of North Port	North Port	1991	84,705	92.2%	17	4	48,890	Publix	12/11/11	Bealls Outlet	$10.31
Summerlin Square	Fort Myers	1986/1998	109,156	47.7%	3	25	45,500	Winn-Dixie	06/04/16		$7.66
Sunlake	Tampa	2008	89,516	87.1%	16	8	45,600	Publix	12/31/28	SunTrust	$17.08
Sunpoint Shopping Center	Ruskin	1984	132,374	65.5%	15	10				Goodwill / Ozzie's Buffet / Big Lots / Chapter 13 Trustee	$8.72
Venice Plaza	Venice	1971/1979/1999	132,345	96.0%	13	3	42,582	Sweet Bay	09/30/18	TJ Maxx	$6.25
Venice Shopping Center	Venice	1968/2000	109,801	85.9%	12	2	44,271	Publix	12/31/26	Beall’s Outlet	$5.70
Walden Woods	Plant City	1985/1998/2003	75,874	94.4%	13	3				Dollar Tree / Aaron Rents / Dollar General	$8.47

TOTAL SHOPPING CENTERS FLORIDA (33)			9,360,430	28.7%	1,488	469	1,136,685				$12.84

GEORGIA (33)
Atlanta (24)
BridgeMill	Canton	2000	89,102	90.6%	24	5	37,888	Publix	01/31/20		$15.60
Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$20.49
Butler Creek	Acworth	1990	95,597	84.5%	15	5	59,997	Kroger	01/31/18		$10.49
Chastain Square	Atlanta	1981/2001	91,637	100.0%	26	—	37,366	Publix	05/31/24		$18.43
Commerce Crossing	Commerce	1988	100,668	25.5%	4	7				Fred’s Store	$5.26
Douglas Commons	Douglasville	1988	97,027	96.5%	16	2	59,431	Kroger	08/31/13		$10.83
Fairview Oaks	Ellenwood	1997	77,052	89.4%	12	2	54,498	Kroger	09/30/16		$10.49
Freehome Village	Canton	2003	74,340	72.2%	6	11	44,840	Publix	12/31/23		$12.41
Golden Park Village	Buford	2000	68,738	78.7%	7	6	44,270	Publix	02/29/20		$10.68
Governors Town Square	Acworth	2005	68,658	100.0%	13	—	44,840	Publix	02/28/25		$14.24
Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086	Kroger	06/30/16		$11.51
Hairston Center	Decatur	2000	13,000	46.2%	4	5					$11.49
Hamilton Ridge	Buford	2002	90,996	83.8%	13	8	54,166	Kroger	11/30/22		$11.62
Keith Bridge Commons	Atlanta	2002	94,886	85.5%	13	8	54,139	Kroger	08/10/22		$12.72

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

		Year	Total				Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	Number of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Mableton Crossing	Mableton	1997	86,819	96.7%	14	2	63,419	Kroger	08/31/17		$10.28

Macland Pointe	Marietta	1992-93	79,699	95.5%	16	1	55,999	Publix	12/29/12		$10.31

Market Place	Norcross	1976	77,706	93.7%	20	4				Galaxy Cinema	$11.88

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	97.7%	25	3	55,520	Kroger	02/28/15	Cost Plus Store / Binders Art Supplies	$17.66

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,401	88.4%	19	5				Micro Center	$9.88

Salem Road Station	Atlanta	2000	67,270	90.3%	10	5	44,270	Publix	09/30/20		$10.27

Shops of Huntcrest	Lawrenceville	2003	97,040	86.2%	18	7	54,340	Publix	01/31/23		$13.34

Shops of Westridge	McDonough	2006	66,297	76.8%	10	8	38,997	Publix	04/30/26		$13.62

Wesley Chapel	Decatur	1989	164,153	86.8%	19	9				Everest Institute / Little Giant/ Deal$/ Planet Fitness	$6.15

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	62.7%	19	8					$22.32

Central / South Georgia (9)

Daniel Village	Augusta	1956 / 1997	171,932	85.0%	28	11	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$8.92

Dublin Village	Dublin	2005	98,540	92.5%	12	5	70,225	Kroger	08/03/25		$6.73

Grayson Village	Loganville	2002	83,155	72.6%	11	12	44,271	Publix	01/31/22		$11.37

Loganville Town Center	Loganville	1997	77,661	85.0%	9	6	51,420	Publix	08/01/17		$11.52

McAlpin Square	Savannah	1979	173,952	98.6%	23	1	43,600	Kroger	08/31/15	Big Lots / Post Office / Habitat for Humanity	$7.70

Spalding Village	Griffin	1989	235,318	63.5%	18	10	59,431	Kroger	05/31/14	Fred’s Store / Goodwill	$7.63

The Vineyards at Chateau Elan	Braselton	2002	79,047	95.6%	18	2	44,271	Publix	01/31/23		$14.07

Walton Plaza	Augusta	1990	43,460	91.7%	5	3	32,960	Harris Teeter* (Omni Fitness)	04/01/11		$7.06

Wilmington Island Shopping Center	Wilmington Island	1985 / 1998 / 2003	87,818	68.2%	11	12	42,156	Kroger	09/16/18		$12.52

TOTAL SHOPPING CENTERS GEORGIA (33)			3,259,781	85.4%	484	177	1,308,371				$12.00

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

		Year	Total				Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	Number of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
LOUISIANA (13)

Ambassador Row	Lafayette	1980 / 1991	187,678	97.4%	23	2				Conn’s Appliances / Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$9.28

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	98.4%	21	2				Bed Bath & Beyond / Marshall’s / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$10.25

Bluebonnet Village	Baton Rouge	1983	101,623	92.9%	20	6	33,387	Matherne’s	11/30/15	Office Depot	$11.47

Boulevard	Lafayette	1976 / 1994	68,012	93.2%	13	2				Piccadilly / Harbor Freight Tools / Golfballs.com	$8.92

Country Club Plaza	Slidell	1982 / 1994	64,686	92.1%	8	2	33,387	Winn-Dixie	01/31/13		$6.48

Crossing	Slidell	1988 / 1993	114,806	97.4%	15	1	58,432	Save A Center	09/28/39	A-1 Home Appliance / Piccadilly	$5.85

Elmwood Oaks	Harahan	1989	130,284	97.1%	9	1				Academy Sports / Dollar Tree / Home Décor	$9.87

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	—					NA

Plaza Acadienne	Eunice	1980	59,419	100.0%	7	—	28,092	Super 1 Store	06/30/15	Fred's Store	$4.42

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke’s Outlet / Harbor Freight Tools / Fred’s Store	$6.35

Siegen Village	Baton Rouge	1988	170,416	100.0%	20	—				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$8.99

Tarpon Heights	Galliano	1982	56,605	84.3%	8	1				Stage / Dollar General	$5.39

Village at Northshore	Slidell	1988	144,638	97.6%	14	1				Marshalls / Dollar Tree / Kirschman’s* / Bed Bath & Beyond / Office Depot	$7.66

TOTAL SHOPPING CENTERS LOUISIANA (13)			1,522,556	96.5%	167	19	153,298				$8.41

MARYLAND (1)

South Plaza Shopping Center	St. Mary’s County	2005	92,335	100.0%	9	—				Ross Dress For Less / Best Buy / Old Navy /Petco	$17.82

TOTAL SHOPPING CENTERS MARYLAND (1)			92,335	100.0%	9	—	—				$17.82

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	01/02/16		$30.25

Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s	01/01/16		$26.84

Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	01/01/16		$19.99

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	01/02/16		$19.53

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	01/01/26		$22.89

Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	—	56,766	Shaw’s	02/28/23	K Mart	$8.22

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

					Number
		Year	Total		of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995/ 2006	76,316	92.9%	9	4	54,928	Shaw’s	01/02/16		$25.46

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.1%	29	4	434,532				$18.66

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	98.2%	7	1				Big Lots / Buffalo Wild Wings	$7.13

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	98.2%	7	1	—				$7.13

NEW YORK (2)

1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	01/31/19		$41.66

161 W. 16th Street	Manhattan	1930	56,870	100.0%	1	—				Loehmann’s	$24.62

TOTAL SHOPPING CENTERS NEW YORK (2)			82,220	100.0%	2	—	25,350				$29.87

NORTH CAROLINA (12)

Brawley Commons	Charlotte	1997 / 1998	119,189	75.9%	22	16	42,142	Lowe’s Foods	05/13/17	Rite Aid	$11.98

Carolina Pavilion	Charlotte	1996	731,678	96.9%	23	4				AMC Theatres / Value City Furniture / Old Navy / Ross Dress For Less / Sports Authority / Babies ’R Us / Michaels Crafts / Sears Retail Outlet Store / DSW Shoe Warehouse / Cost Plus World Market / Gregg Appliances / Petco / Dollar Tree / Dress Barn / Bed Bath & Beyond / Kohl’s / Buy Buy Baby / Nordstrom Rack / Jo-Ann	$10.77

Centre Pointe Plaza	Smithfield	1989	163,642	94.7%	21	3				Belk’s / Dollar Tree / Aaron Rents / Burkes Outlet Stores	$5.76

Chestnut Square	Brevard	1985 / 2008	34,260	90.7%	6	2				Walgreens	$15.67

Galleria	Wrightsville Beach	1986 / 1990	92,114	42.8%	24	12	28,000	Harris Teeter*	04/05/11		$10.17

Parkwest Crossing	Durham	1990	85,602	91.6%	14	3	38,052	Food Lion	12/14/15		$10.58

Riverview Shopping Center	Durham	1973 / 1995	128,498	95.4%	12	4	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	$7.83

Salisbury Marketplace	Salisbury	1987	79,732	75.9%	12	8	31,762	Food Lion	02/12/23		$10.90

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	$9.82

Thomasville Commons	Thomasville	1991	148,754	94.0%	9	5	32,000	Ingles	09/29/12	Kmart	$5.58

Willowdaile Shopping Center	Durham	1986	95,601	86.6%	15	8				Hall of Fitness / Ollie’s Bargain Outlet	$7.75

Whitaker Square	Winston-Salem	1996	82,760	100.0%	13	—	51,890	Harris Teeter	02/11/16	Rugged Wearhouse	$12.70

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,815,058	90.5%	176	67	312,312				$9.69

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

					Number
		Year	Total		of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
SOUTH CAROLINA (7)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	89.6%	28	6	55,696	Kroger	10/31/19	Stein Mart	$13.53

Lancaster Plaza	Lancaster	1971 / 1990	77,400	57.1%	2	3	19,200	Bi-Lo	09/30/15	Tractor Supply	$3.67
Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	17.2%	1	1					$6.49

Milestone Plaza	Greenville	1995	89,721	97.4%	9	1	59,039	Bi-Lo	03/31/30		$14.99

North Village Center	North Myrtle Beach	1984	60,356	70.3%	6	7				Dollar General / Goodwill	$8.11

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	94.2%	2	3				Rose’s Store / Citi Trends	$5.94

Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955	Publix	08/06/15		$10.61

TOTAL SHOPPING CENTERS SOUTH CAROLINA (7)			559,683	82.2%	57	22	181,890				$10.79

TENNESSEE (1)

Greensboro Village Shopping Center	Gallatin	2005	70,203	95.6%	14	2	45,600	Publix	11/30/25		$13.89

TOTAL SHOPPING CENTERS TENNESSEE (1)			70,203	95.6%	14	2	45,600				$13.89

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	96.9%	12	2	32,000	Ingles	09/25/15	Wal-Mart	$5.95

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	96.9%	12	2	32,000				$5.95

TOTAL CORE SHOPPING CENTER PORTFOLIO (176)			20,042,134	90.2%	2,733	823	5,452,125				$13.13

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

					Number
		Year	Total		of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

OTHER PROPERTIES (8)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7				Bromley Pallet

Banco Popular Office Building	Miami, FL	1971	32,737	80.0%	15	4

Laurel Walk Apartments	Charlotte, NC	1985	106,480	95.3%	94	4

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	—	1

Providence Square	Charlotte, NC	1973	85,930	17.9%	7	18

595 Colorado	Pasadena, CA	1927 / 2002	85,860	84.1%	74	16				Bank of the West

Park Plaza	Sacramento, CA	1982	72,649	91.2%	12	2				California Bankers Assoc. / Global Crossing

Danville — San Ramon Medical	Danville, CA	1982-1986	74,599	79.8%	45	9

TOTAL OTHER PROPERTIES (8)			649,968	63.5%	249	61	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (184)			20,692,102	89.3%	2,982	884	5,452,125

DEVELOPMENTS, REDEVELOPMENTS & LAND (15)

Developments (3)	Various — See Schedule on Page 35.

Redevelopments (7)	Various — See Schedule on Page 35.

Land Held for Development (5)	Various

TOTAL CONSOLIDATED - 199 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

**	Future contractual lease obligations included.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the six months ended June 30, 2011 (unaudited)
(in thousands)
2011 Acquisition Activity

					Purchase	Mortgage
Date Purchased	Property Name	City	State	Square Feet	Price(1)	Assumed

May 16, 2011	161 W. 16th Street	New York	NY	56,870	$55,000	$—
March 16, 2011	Von’s Circle Center	Long Beach	CA	148,353	37,000	11,529
March 15, 2011	Circle Center West	Long Beach	CA	64,403	20,000	—
January 4, 2011	Capital & Counties (1)	Various	CA	2,491,663	501,100	171,931

Total					$613,100	$183,460

(1)	Does not include properties owned through joint ventures. The purchase price represents fair value as determined by independent third party valuations.
2011 Disposition Activity

				Square Feet /	Gross Sales	Gain (loss)
Date Sold	Property Name	City	State	Acres	Price	on Sale

Income producing property sold
June 22, 2011	Mandarin Mini - storage	Jacksonville	FL	52,420	$1,250	$(13)
May 13, 2011	Country Walk Plaza	Miami	FL	100,686	$27,750	$625
May 13, 2011	Veranda Shoppes	Plantation	FL	44,888	$11,675	$318

					$40,675	$930

Outparcels sold
June 28, 2011	Sunlake - Land parcel	Miami	FL	6.50	$1,250	$59

					$1,250	$59

Total Sold					$41,925	$989

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of June 30, 2011 (unaudited)
(in thousands, except square footage data)

					Target			Funded	Balance
		Project	Total		Stabilization	Estimated	Estimated	as of	to Complete
Project	Location	GLA*	GLA**	Anchors	Date	Gross Cost(1)	Net Cost (2)	6/30/11	(Gross Cost)
Developments
The Gallery at Westbury	Westbury, NY	330,000	330,000	Container Store/Nordstrom Rack/Trader Joe’s/Saks off Fifth	2013	$144,000	$134,000	$31,500	$112,500
Shops at Hampton Oaks (3)	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	2Q12	8,672	5,197	8,084	588
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	TBD	11,905	10,155	3,392	8,513

Subtotal		80,997	80,997			$164,577	$149,352	$42,976	$121,601

Redevelopment
Boca Village	Boca Raton, FL	25,663	92,267	Publix Greenwise/CVS	1Q14	$7,255	$7,255	$359	$6,896
Boynton Plaza	Boynton Beach, FL	54,817	108,293	Publix	3Q13	8,661	8,661	123	8,538
Paulding Commons	Hiram, GA	74,732	192,391	Academy Sports	3Q12	5,915	5,915	102	5,813
Pavilion	Naples, FL	50,795	167,745	LA Fitness	1Q12	4,821	4,821	257	4,564
Pine Island	Davie, FL	86,156	243,385	Burlington Coat Factory	2Q12	1,377	1,377	972	405
Pine Ridge	Coral Springs, FL	30,660	114,948	Marshalls/Fresh Market/Bed Bath & Beyond	3Q12	3,453	3,453	102	3,351
Westbury	Westbury, NY	31,000	398,602	Costco/Marshalls/Sports Authority/Walmart	1Q12	1,500	1,500	—	1,500

Subtotal		353,823	1,317,631			$32,982	$32,982	$1,915	$31,067

Total Development Activity		434,820	1,398,628			$197,559	$182,334	$44,891	$152,668

Project notes

(1)	Includes actual / allocated cost of land.

(2)	After sales of outparcels and construction cost reimbursements.

(3)	Remaining costs to complete represent small-shop and build-to-suit costs.

*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.

**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2011 (unaudited)
(in thousands)

	Maturity		Jun 30, 2011	Dec 31, 2010	Percent of Overall
Debt Instrument	Date	Rate (1)	Balance	Balance	Debt Maturing
Mortgage debt
Forest Village	04/01/11	7.270%	—	$4,065	0.0%
Boca Village	05/01/11	7.200%	—	7,515	0.0%
MacLand Pointe	05/01/11	7.250%	—	5,311	0.0%
Pine Ridge Square	05/01/11	7.020%	—	6,636	0.0%
Sawgrass Promenade	05/01/11	7.200%	—	7,515	0.0%
Riverside Square	03/01/12	9.187%	—	6,710	0.0%
Country Walk Plaza	11/01/15	5.220%	—	13,485	0.0%
Lake Mary Centre	11/01/11	7.250%	$22,113	22,321	1.6%
Lake St. Charles	11/01/11	7.130%	3,484	3,517	0.2%
Belfair Towne Village	12/01/11	7.320%	9,490	9,651	0.7%
Marco Town Center	01/01/12	6.700%	7,275	7,398	0.5%
Hammocks Town Center	06/01/12	6.950%	11,524	11,631	0.8%
Plaza Escuela	10/11/12	6.800%	37,412	—	2.7%
Cashmere Corners	11/01/12	5.880%	4,300	4,376	0.3%
Eastwood	11/01/12	5.880%	5,123	5,215	0.4%
Meadows Shopping Center	11/01/12	5.870%	5,383	5,479	0.4%
Salem Road Station	11/11/12	6.000%	5,672	5,732	0.4%
Lutz Lake Crossing	01/01/13	6.280%	7,177	7,229	0.5%
Pablo Plaza	04/11/13	5.814%	7,388	7,466	0.5%
West Bird Plaza	04/11/13	5.814%	8,311	8,399	0.6%
Brawley Commons	07/01/13	6.250%	6,669	6,712	0.5%
Midpoint Center	07/10/13	5.770%	5,908	6,008	0.4%
Buckhead Station(6)	09/01/13	6.880%	25,238	25,576	1.8%
Keith Bridge Commons	10/11/13	4.800%	8,461	8,561	0.6%
Alafaya Village	11/11/13	5.990%	3,797	3,834	0.3%
Summerlin Square	02/01/14	6.750%	1,292	1,510	0.1%
Sunrise Town Center	04/30/14	5.690%	9,977	10,084	0.7%
South Point	07/10/14	5.720%	7,285	7,398	0.5%
The Vineyards	07/11/14	5.880%	9,571	9,662	0.7%
595 Colorado	12/01/14	5.900%	12,386	—	0.9%
Golden Park Village	01/11/15	5.250%	7,132	7,204	0.5%
Grayson Village	01/11/15	5.210%	9,538	9,635	0.7%
The Shops at Lake Tuscaloosa	01/11/15	5.450%	6,942	7,010	0.5%
Bird Ludlum	02/15/15	7.680%	4,385	4,893	0.3%
Davis Marketplace	02/19/15	6.250%	16,479	—	1.2%
Treasure Coast Plaza	04/01/15	8.000%	2,127	2,359	0.2%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2011 (unaudited)
(in thousands)

	Maturity		Jun 30, 2011	Dec 31, 2010	Percent of Overall
Debt Instrument	Date	Rate (1)	Balance	Balance	Debt Maturing
Eustis Village	05/11/15	5.450%	$12,980	$13,095	0.9%
Governors Town Center	06/01/15	5.200%	10,116	10,216	0.7%
Shoppes of Silverlakes I	07/01/15	7.750%	1,272	1,403	0.1%
Freehome Village	07/11/15	5.150%	9,610	9,706	0.7%
Loganville Town Center	08/11/15	4.890%	9,797	9,897	0.7%
Wilmington Island	11/11/15	5.050%	9,292	9,384	0.7%
South Plaza Shopping Center	01/11/16	5.420%	16,367	16,518	1.2%
Glengary Shoppes	06/11/16	5.750%	16,453	16,573	1.2%
Magnolia Shoppes	07/11/16	6.160%	14,150	14,260	1.0%
222 Sutter Street	09/15/16	5.390%	27,636	—	2.0%
Willows Shoping Center	10/11/16	5.900%	56,000	—	4.0%
Grassland Crossing	12/01/16	7.865%	4,440	4,574	0.3%
Dublin Village	12/11/16	5.780%	6,661	6,705	0.5%
Greensboro Village	02/11/17	5.520%	9,572	9,652	0.7%
Whitaker Square	12/01/17	6.320%	9,591	9,646	0.7%
Mableton Crossing	08/15/18	6.850%	3,260	3,335	0.2%
Sheridan Plaza	10/10/18	6.250%	62,858	63,288	4.5%
Danville-San Ramon Medical	03/15/19	6.900%	13,659	—	1.0%
1175 Third Avenue	05/01/19	7.000%	7,325	7,426	0.5%
Park Plaza	11/15/19	7.100%	7,379	—	0.5%
BridgeMill	05/05/21	7.940%	7,973	8,111	0.6%
Westport Plaza	08/01/23	7.490%	4,122	4,194	0.3%
Chastain Square	02/28/24	6.500%	3,015	3,089	0.2%
Daniel Village	02/28/24	6.500%	3,295	3,377	0.2%
Douglas Commons	02/28/24	6.500%	3,926	4,023	0.3%
Fairview Oaks	02/28/24	6.500%	3,716	3,808	0.3%
Madison Centre	02/28/24	6.500%	3,015	3,089	0.2%
Paulding Commons	02/28/24	6.500%	5,118	5,245	0.4%
Siegen Village	02/28/24	6.500%	3,330	3,413	0.2%
Wesley Chapel Crossing	02/28/24	6.500%	2,629	2,694	0.2%
Webster Plaza	08/15/24	8.070%	7,382	7,478	0.5%
Vons Circle Center	10/10/28	5.200%	11,428	—	0.8%
Copps Hill Plaza	01/01/29	6.060%	19,065	19,364	1.4%

Total mortgage debt (62 loans outstanding)	4.48(2)	6.17%(3)	$658,273	$533,660	47.2%
Unamortized/unaccreted premium/(discount)			(14,036)	(19,168)	(1.0%)

Total mortgage debt (including unamortized/unaccreted premium/(discount))			$644,236	$514,492	46.2%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2011 (unaudited)
(in thousands)

	Maturity		Jun 30, 2011	Dec 31, 2010	Percent of Overall
Debt Instrument	Date	Rate (1)	Balance	Balance	Debt Maturing
Unsecured senior notes payable
7.84% senior notes	01/23/12	7.840%	$10,000	$10,000	0.7%
6.25% senior notes	12/15/14	6.250%	250,000	250,000	17.9%
5.375% senior notes	10/15/15	5.375%	107,505	107,505	7.7%
6.00% senior notes	09/15/16	6.000%	105,230	105,230	7.5%
6.25% senior notes	01/15/17	6.250%	101,403	101,403	7.3%
6.00% senior notes	09/15/17	6.000%	116,998	116,998	8.4%

Total unsecured senior notes payable	4.71(2)	6.06%(3)	$691,136	$691,136	49.5%
Unamortized/unaccreted premium/(discount)			(2,556)	(2,755)	(0.2%)

Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))			$688,580	$688,381	49.3%

Revolving credit facilities
$400MM Wells Fargo Unsecured(4)	10/17/11	1.590%	$63,500	$—	4.5%
$15MM City National Bank Unsecured	05/08/12	N/A	—	—	0.0%

Total revolving credit facilities			$63,500	$—	4.5%

Total debt(5)	4.60(2)	5.91%(3)	$1,412,909	$1,224,796	101.2%
Unamortized/unaccreted premium/(discount)			(16,592)	(21,923)	(1.2%)

Total debt (including net interest premium/discount)			$1,396,317	$1,202,873	100.0%

Senior Unsecured Debt Ratings
Moody’s			Baa3 (Stable)	Baa3 (Stable)
S&P			BBB- (Negative)	BBB- (Negative)

(1)	The rate in effect on June 30, 2011.

(2)	Weighted average maturity in years excludes $63.5M Revolver expiring on 10-17-11.

(3)	Based on Weighted Average interest rates.

(3)	Based on Weighted Average interest rates.

(4)	Option to extend 1 year.

(5)	Total debt percentage of 101.2% is greater than 100% due to unamortized discount of $16.6M.

(6)	Option to extend in-place mortgage to 9-1-2028.

EQUITY ONE, INC.
JOINT VENTURE UNCONSOLIDATED BALANCE SHEETS
As of June 30, 2011 (unaudited)
(in thousands)

		EQY Ownership
Co-Investment Partner	Property Name	Interest	Type	Total Assets	Total Debt	Total Equity

DRA Advisors	Various	20.0%	Retail/Office	$55,719	$36,405	$16,786

GRI	Various	10.0%	Retail	$261,921	$139,997	$99,409

New York State Common Retirement Fund	Various	30.0%	Retail	$45,409	$14,103	$25,933

Various	Various	50.0-50.5%	Retail/Office/Multi Family	$251,175	$137,347	$109,298
Note: Amounts shown above reflect 100% of the venture balance sheet line items.

EQUITY ONE, INC.
JOINT VENTURE UNCONSOLIDATED STATEMENTS OF INCOME
For the three and six months ended June 30, 2011 (unaudited)
(in thousands)

					For the three months ended June 30, 2011
					Property
		EQY Ownership			Operating	Depreciation/	Interest	Net Income/
Co-Investment Partner	Property Name	Interest	Type	Total Revenues	Expenses	Amortization	Expense	(Loss)

DRA Advisors	Various	20.0%	Retail/Office	$1,565	$717	$590	$585	$(340)

GRI	Various	10.0%	Retail	$6,004	$1,643	$1,444	$2,271	$646

New York State Common Retirement Fund (1)	Various	30.0%	Retail	$556	$176	$243	$85	$(397)

Various	Various	50.0-50.5%	Retail/Office/ Multi Family	$6,218	$2,014	$868	$2,250	$716

					For the six months ended June 30, 2011
					Property
		EQY Ownership			Operating	Depreciation/	Interest	Net Income/
Co-Investment Partner	Property Name	Interest	Type	Total Revenues	Expenses	Amortization	Expense	(Loss)

DRA Advisors	Various	20.0%	Retail/Office	$2,996	$1,412	$1,130	$1,184	$(757)

GRI	Various	10.0%	Retail	$11,819	$3,484	$2,907	$4,523	$906

New York State Common Retirement Fund (1)	Various	30.0%	Retail	$556	$176	$243	$82	$(397)

Various	Various	50.0-50.5%	Retail/Office/ Multi Family	$12,186	$3,967	$1,739	$4,035	$1,729
Note: Amounts shown above reflect 100% of the venture income statement line items.

(1)	Joint venture was formed on May 12, 2011.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT
As of June 30, 2011 (unaudited)

					Year			Number		Supermarket anchor				Average
		EQY			Built /	Total	Percent	of tenant				Expiration	Other	base rent
Property	JV	Ownership %	Type	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami	1971 / 1998 / 2004 / 2008	172,093	94.3%	32	5	30,000	Publix	10/31/24	Home Depot Expo* / Office Depot	$14.35
Concord Shopping Plaza	GRI	10.0%	Retail	Miami	1962 / 1992 / 1993	298,142	98.4%	22	2	78,000	Winn-Dixie	09/30/14	Home Depot / Big Lots / Dollar Tree	$11.72
Presidential Markets	GRI	10.0%	Retail	Snellville	1993 / 2000	396,432	95.6%	34	3	56,146	Publix	12/31/19	Marshall’s / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	$11.26
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach	1999	79,420	92.9%	14	4	51,420	Publix	05/31/19		$12.38
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami	2005	73,550	92.0%	16	4	44,840	Publix	06/30/25		$14.65
Shoppes of Sunset	GRI	10.0%	Retail	Miami	1979	21,784	63.8%	10	7					$23.44
Shoppes of Sunset II	GRI	10.0%	Retail	Miami	1980	27,676	67.8%	12	5					$18.52
Sparkleberry Square	GRI	10.0%	Retail	Columbia	1997 / 2004	154,217	100.0%	10	—				Petsmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$10.91
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$7.74
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia	1997 / 2004	98,623	89.5%	11	3	67,943	Kroger	08/31/17		$12.05
1900/2000 Offices	DRA	20.0%	Office	Boca Raton	1979 / 1982 / 1986 / 2007	117,640	62.0%	19	11				RN Network	$17.33
Penn Dutch Plaza	DRA	20.0%	Retail	Margate	1989	155,628	89.0%	14	8	70,358	Penn Dutch Food Center	12/31/13	You Fit Health Club / Florida Career College	$7.89
Plantation Marketplace	DRA	20.0%	Retail	Plantation	1963 / 1998	230,330	66.4%	25	14	43,386	Winn-Dixie	11/05/14	Beall’s / Just Fit / Big Lots / CVS	$10.52
Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	91.8%	24	6	46,000	Ralph’s	12/31/27		$17.28
Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	90.6%	30	8				PetCo / Ross / Bed Bath & Beyond / Michael’s / Lowe’s	$10.76
Parnassus	CSC	50.0%	Medical Office	San Francisco	1968	146,046	99.8%	52	1					$26.59
Trio Apartments	CSC	50.0%	Multi-family	Pasadena	2005	284,989	95.4%	299	11					$26.86
Pacific Financial	CSC	50.0%	Office	Los Angeles	1973	212,933	92.8%	38	3					$23.85
Country Walk Plaza	NYC	30.0%	Retail	Miami	1985 / 2006 / 2008	100,686	96.5%	27	2	39,795	Publix	10/23/15	CVS Pharmacy	$19.04
Veranda Shoppes	NYC	30.0%	Retail	Plantation	2007	44,888	100.0%	9	—	28,800	Publix	04/30/27		$23.91

TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (20)						3,186,283		699	97	556,688				$15.23

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY — GRI-EQY I, LLC
As of June 30, 2011 (unaudited)
(in thousands)

	Equity One’s	Maturity			Jun 30, 2011	Dec 31, 2010
Debt Instrument	Ownership	Date		Rate (1)	Balance	Balance
Mortgage debt
Sparkleberry Square (Kohl’s)	10%	11/01/12		6.17%	$5,651	$5,732
Floating rate loan (2)	10%	07/01/13		6.35%	120,000	120,000
Sparkleberry Square (Kroger)	10%	06/30/20		6.75%	5,554	5,775

Total mortgage debt		2.27	(3)	6.36%	$131,207	$131,507

Net interest premium/(discount)					(480)	(498)

Total mortgage debt (including net interest premium/discount)					$130,727	$131,009

Interest Rate Swap

Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13		4.40%	$9,269	$10,212

Total debt (including net interest premium/discount)					$139,997	$141,221

Equity One’s pro-rata share of unconsolidated debt	10%				$14,000	$14,122

(1)	The rate in effect on June 30, 2011.

(2)	The balance bears a floating rate of LIBOR + 1.95%. It has been swapped to a fixed rate of 6.35%.

(3)	Weighted average maturity in years.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY — G&I VI South Florida Portfolio SPE LLC
As of June 30, 2011 (unaudited)
(in thousands)

	Equity One’s	Maturity			Jun 30, 2011	Dec 31, 2010
Debt Instrument	Ownership	Date		Rate (1)	Balance	Balance
Mortgage debt
Fixed rate loan	20%	11/11/14		5.56%	$36,971	$37,330
Net interest premium/(discount)					(566)	(647)

Total mortgage debt		3.37	(2)	5.56%	$36,405	$36,683

Equity One’s pro-rata share of unconsolidated debt	20%				$7,281	$7,337

(1)	The rate in effect on June 30, 2011.

(2)	Weighted average maturity in years.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY — EQY-CSC, LLC.
As of June 30, 2011 (unaudited)
(in thousands)

	Equity One’s	Maturity			Jun 30, 2011	Dec 31, 2010
Debt Instrument	Ownership	Date		Rate (1)	Balance	Balance
Mortgage debt
Pacific Financial Center LLC	50%	08/10/13		6.36%	19,310	—
621 Colorado Associates, LLC	50%	11/01/16	(2)	5.50%	63,035	—
Parnassus Heights Medical Center	50%	03/15/28		6.25%	16,415	—

Total mortgage debt		6.60	(3)	5.79%	$98,760	$—

Net interest premium/(discount)					3,450	—

Total mortgage debt (including net interest premium/discount)					$102,210	$—

Equity One’s pro-rata share of unconsolidated debt	50%				$51,105	$—

(1)	The rate in effect on June 30, 2011.

(2)	Represents the initial maturity date. Loan may be extended to November 1, 2017 under certain conditions.

(3)	Weighted average maturity in years.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY — NY Common JV
As of June 30, 2011 (unaudited)
(in thousands)

	Equity One’s	Maturity			Jun 30, 2011	Dec 31, 2010
Debt Instrument	Ownership	Date		Rate (1)	Balance	Balance
Mortgage debt
Equity One (Country Walk) LLC	30%	11/01/15		5.22%	$13,390	$—
Net interest premium/(discount)					713

Total mortgage debt		4.34	(2)	5.22%	$14,103	$—

Equity One’s pro-rata share of unconsolidated debt	30%				$4,231	$—

(1)	The rate in effect on June 30, 2011.

(2)	Average maturity in years.